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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 23, 1996
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                               Harris Corporation
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               (Exact name of registrant as specified in charter)


          Delaware                   1-3863                       34-0276860
          --------                   ------                       ----------
 (State or other juris-            (Commission                  (IRS Employer
 diction of incorporation)         File Number)                 Identification
                                                                Number)


1025 W. NASA Boulevard, Melbourne, Florida                         32919
------------------------------------------                         -----
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code:           (407) 727-9100


                                      None
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On October 23, 1996, the Registrant filed with the Securities and Exchange Commission (the "Commission"), pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, a Prospectus Supplement, dated October 23, 1996, relating to the proposed offer and sale of up to $150,000,000 aggregate initial public offering price of the Registrant's Medium-Term Notes. The Prospectus Supplement forms part of the Registrant's Registration Statement on Form S-3 (Commission File No. 333-3111) (the "Registration Statement") that was declared effective by the Commission on May 15, 1996. This Current Report on Form 8-K is being filed for the purpose of amending the Registration Statement to include the exhibits set forth in Item 7.

         On October 23, 1996, the Registrant issued a press release announcing its financial results for the fiscal quarter ended September 30, 1996. The registrant reported sales of $883 million for the quarter, an increase of eight percent over the sales of $817 million reported for the quarter ended September 30, 1995. The Registrant reported earnings per share for the quarter were up 14 percent to $0.98 compared to $0.86 for the first quarter of fiscal 1996, and net income rose 14 percent to $38.1 million compared with $33.5 million in the first quarter of fiscal 1996. A copy of the press release is filed herewith as Exhibit 99 and is incorporated herein by reference.


ITEM 7.  EXHIBITS.

Exhibit No.                           Description
-----------                           -----------

    1 Distribution Agreement, dated October 23, 1996, between the Registrant and Morgan Stanley & Co. Incorporated and
                      Salomon Brothers Inc, as Agents.

    4(a)              Form of Medium-Term Fixed Rate Note.

    4(b)              Form of Medium-Term Floating Rate Note.

    12                Statement re Computation of Ratios.

    99                Press Release of Harris Corporation.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       HARRIS CORPORATION



Date:  October 23, 1996                By:      /s/ David S. Wasserman
                                          ----------------------------
                                                David S. Wasserman
                                                Vice President - Treasurer





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                                  EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------

    1 Distribution Agreement, dated October 23, 1996, between the Registrant and Morgan Stanley & Co. Incorporated and
                       Salomon Brothers Inc, as Agents.

    4(a)               Form of Medium-Term Fixed Rate Note.

    4(b)               Form of Medium-Term Floating Rate Note.

    12                 Statement re Computation of Ratios.

    99                 Press Release of Harris Corporation.


                                   -3-